SUMMARY PROSPECTUS	January 22, 2025

Horizon Landmark ETF

Ticker: BENJ

Principal U.S. Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. The current Prospectus and Statement of Additional Information (“SAI”), both dated January 15 2025 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The investment objective of the Horizon Landmark ETF (the “Landmark Fund” or the “Fund”) is total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Landmark Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.40%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Landmark Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Landmark Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Landmark Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$41	$128

Portfolio Turnover

The Landmark Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Landmark Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Landmark Fund

The Landmark Fund is an actively managed exchange-traded fund (ETF) that sees to achieve its investment objective primarily by investing in U.S. Treasury Bills with maturities ranging from one to three months (and ETFs that have substantial exposure to such Treasury Bills), and by engaging in options transactions.

The Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), expects to employ a variety of options strategies for the Fund, including purchasing and selling put and call options, as well as utilizing “spreads” and other option combinations. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different strike prices, expiration dates, or both. When the Landmark Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold.

The options utilized by the Fund may be based on a broad range of underlying assets, including domestic equity securities, ETFs, and equity indices. Options purchased by the Fund may be exchange-traded (including Flexible Exchange Options (“FLEX Options”)) or traded over-the-counter (“OTC Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Terms that can be customized for FLEX Options include exercise price, exercise styles, and expiration dates.

In addition to the spreads discussed above, the Landmark Fund’s option strategies may also involve other options combinations, such as straddles and collars. In “straddles,” the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same strike price. A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument, and the Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Landmark Fund may engage.

The allocation among various investment strategies will be determined by the Adviser using a flexible approach that combines active management and quantitative models, incorporating the Adviser’s assessment of current economic and market conditions, liquidity, pricing, and the overall composition of the Fund’s portfolio. The Adviser will consider factors such as price, duration, liquidity, and risk when selecting investments and structuring the Fund’s portfolio. Although the Fund invests primarily in options and short-term U.S. Treasury Bills, it may also hold cash and cash equivalents, such as money market funds, to manage liquidity and facilitate its investment strategies. The Fund may engage in active and frequent trading, which could result in increased transaction costs and may affect the Fund’s performance.

Principal Risks of the Landmark Fund

Many factors affect the Landmark Fund’s performance. You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over-the-counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

FLEX Options. FLEX Options are guaranteed for settlement by the OCC. Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts, meaning that the Fund may have more difficulty closing out certain FLEX Options positions at desired times and prices. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.

Fixed Income Risk. The value of investments in fixed income securities and securities in which the underlying investments are fixed income securities are expected to fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Landmark Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

ETF Risks. The Fund is an ETF and invests in other ETFs, and, as a result of this structure, is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with an ETF. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange and there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Quantitative Model Risk. The Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Domestic Strategy Risk. Because the Fund will invest primarily in securities of U.S. issuers, the Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

New Fund Risk. The Fund is recently organized and has no operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Management

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, and Clark Allen, Head of ETFs of Horizon, share responsibility for the day-to-day management of the Landmark Fund as Co-Portfolio Managers and have each been a Co-Portfolio Manager of the Landmark Fund since inception.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com

Tax Information

The Landmark Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Landmark Fund through a broker-dealer or other financial intermediary (such as a bank), the Landmark Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Landmark Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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